SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


Date of Report (Date of earliest event reported): November 22, 2000

                               ------------------


                           DYNATEC INTERNATIONAL, INC.

      ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Utah                        0-12806                   87-0367267
--------------------------   -------------------------    ----------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


3820 West Great Lakes, Drive, Salt Lake City, Utah                84120
---------------------------------------------------           ------------------
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:     (801) 973-9500
                                                    ----------------------

                                 Not Applicable

                  --------------------------------------------
         (Former name or former address, if changed since last report.)

     This Amendment No. 1 to the Current Report on Form 8-K of Dynatec International, Inc. (the "Company") is filed to submit the pro forma financial information required under Item 7 of Form 8-K. The original Current Report was filed with the Securities and Exchange Commission as of December 7, 2000. Only
Item 7, as amended, is filed herewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b)      Pro Forma Financial Information

                  UNAUDITED PRO FORMA, CONDENSED, CONSOLIDATED
                              FINANCIAL INFORMATION

     The pro forma financial information set forth below includes an Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2000 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months ended December 31, 1999 and for the nine months ended September 30, 2000. The Unaudited Pro Forma Condensed Consolidated Balance Sheet at
September 30, 2000 gives effect to the disposition of the home storage and organization division as if it had taken place on September 30, 2000. The Unaudited Pro Forma Condensed Consolidated Statements of Operations give effect to the disposition as if it had taken place on January 1, 1999. The Unaudited Pro Forma Condensed Consolidated Statements of Operations do not purport to represent what the Company's results of operations would actually have been if the disposition had in fact occurred on January 1, 1999, and do not purport to project the results of operations of the Company for the current year or for any future period. The adjustments in the pro forma financial information are based on available information and on certain assumptions which management believes are reasonable. All information contained herein should be read in conjunction with the Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statements of Operations included in this report, and the Consolidated Financial Statements, the Notes thereto and "Management's Discussion and Analysis or Plan of Operations" included in the Company's form 10-KSB for the year ended December 31, 1999, and subsequent quarterly reports on Form 10-QSB.

                  DYNATEC INTERNATIONAL, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                                       Pro Forma
                                                                                                      for sale of
                                                                                                      home storage
                                                                                                          and

                                                          Historical              Pro Forma           organization
                                                           9/30/00               Adjustments            division
                                                         --------------         -------------        --------------

                        ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                            $      70,668           $   495,333 (c)     $     566,001
    Trade accounts receivable, net of allowance for
       doubtful accounts of $22,519                          1,875,371                     -             1,875,371
    Inventories                                              2,545,302              (276,488)(a)         2,268,814
    Prepaid expenses and other                                 282,182                                     282,182
                                                         --------------         -------------        --------------
                                                                                           -

                Total current assets                         4,773,523               218,845             4,992,368
                                                         --------------         -------------        --------------

BUILDING AND EQUIPMENT, at cost:
    Building and improvements                                2,865,000                     -             2,865,000
    Furniture, fixtures, and equipment                       3,963,139              (425,908)(a)         3,537,231
                                                         --------------         -------------        --------------
                                                             6,828,139              (425,908)            6,402,231
    Less accumulated depreciation and amortization           2,870,490              (234,636)(a)         2,635,854
                                                         --------------         -------------        --------------

                Net building and equipment                   3,957,649              (191,272)            3,766,377

GOODWILL AND OTHER IDENTIFIABLE INTANGIBLES, net
                                                               161,282                     -               161,282

DEFERRED LOAN COSTS, net of accumulated amortization
    of $59,614                                                                             -                17,032
                                                                17,032

OTHER ASSETS                                                   153,646                     -               153,646
                                                         --------------         -------------        --------------

                                                         $   9,063,132          $     27,573         $   9,090,705
                                                         ==============         =============        ==============














See accompanying notes to pro forma condensed consolidated financial statements.

                  DYNATEC INTERNATIONAL, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                                       Pro Forma
                                                                                                      for sale of
                                                                                                      home storage
                                                                                                          and
                                                           Historical            Pro Forma           organization
                                                            9/30/00             Adjustments            division
                                                         --------------         -------------        --------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Short-term note payable                              $   1,607,242          $   (430,000)(c)     $   1,177,242
    Current portion of long-term debt                           82,500                     -                82,500
    Current portion of capital lease obligations                72,648                     -                72,648
    Accounts payable                                         2,245,429              (651,164)(c)         1,594,265
    Accrued expenses                                           556,257                     -               556,257
    Accrued advertising                                        157,205                     -               157,205
    Accrued royalties payable                                  163,270                     -               163,270
    Stock warrant reserve                                       21,818                     -                21,818
                                                         --------------         -------------        --------------

              Total current liabilities                      4,906,369            (1,081,164)            3,825,205

DEFERRED GAIN ON SALE OF ASSET                                 235,122                     -               235,122

LONG-TERM DEBT, net of current portion                          19,300                     -                19,300

CAPITAL LEASE OBLIGATIONS, net of current
   portion                                                   2,899,985                     -             2,899,985
                                                         --------------         -------------        --------------

              Total liabilities                              8,060,776            (1,081,164)            6,979,612
                                                         --------------         -------------        --------------

STOCKHOLDERS' EQUITY:
    Common stock                                                58,372                     -                58,372
    Treasury stock                                            (915,150)                    -              (915,150)
    Additional paid-in capital                              11,235,184                     -            11,235,184
    Accumulated deficit                                     (9,376,050)            1,108,737 (d)        (8,267,313)
                                                         --------------         -------------        --------------

              Net stockholders' equity                       1,002,356             1,108,737             2,111,093
                                                         --------------         -------------        --------------

COMMITMENTS AND CONTINGENCIES
                                                         $   9,063,132          $     27,573         $   9,090,705
                                                         ==============         =============        ==============











See accompanying notes to pro forma condensed consolidated financial statements.

                  DYNATEC INTERNATIONAL, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                                       Pro Forma
                                                                                                      for sale of
                                                           Historical                                 home storage
                                                          for the nine                                   and
                                                          months ended           Pro forma           organization
                                                            9/30/00             Adjustments            division
                                                         --------------         -------------        --------------

PRODUCT SALES                                            $   7,006,654                     -         $   7,006,654
COST OF SALES                                               (4,119,042)                    -            (4,119,042)
                                                         --------------         -------------        --------------

       Gross Margin                                          2,887,612                     -             2,887,612
                                                         --------------         -------------        --------------

OPERATING COSTS AND EXPENSES:
    Selling expenses                                         2,563,745                     -             2,563,745
    General and administrative                               2,267,330                     -             2,267,330
    Research and development                                   178,790                     -               178,790
                                                         --------------         -------------        --------------

       Total operating costs and expenses                    5,009,865                     -             5,009,865
                                                         --------------         -------------        --------------

          Loss from operations                              (2,122,253)                    -            (2,122,253)
                                                         --------------         -------------        --------------

OTHER INCOME (EXPENSE):
    Interest expense                                          (468,979)                    -              (468,979)
    Other income (expense)                                    (167,156)                    -              (167,156)
                                                         --------------         -------------        --------------

       Total other income (expense)                           (636,135)                    -              (636,135)
                                                         --------------         -------------        --------------

          Loss from continuing operations before
              income tax provision                          (2,758,388)                    -            (2,758,388)

INCOME TAX PROVISION                                                 -                     -                     -
                                                         --------------         -------------        --------------

          Income (loss) from continuing operations          (2,758,388)                    -            (2,758,388)
                                                         --------------         -------------        --------------

DISCONTINUED OPERATIONS:
    Income from operations of discontinued home
       storage and organization segment                        485,638              (485,638)(b)                 -
                                                         --------------         -------------        --------------

          Net income (loss)                              $  (2,272,750)         $   (485,638)        $  (2,758,388)
                                                         ==============         =============        ==============

BASIC AND DILUTED LOSS FROM CONTINUING OPERATIONS PER
   SHARE                                                 $        (.55)         $          -         $        (.55)
                                                         ==============         =============        ==============

BASIC AND DILUTED NET LOSS PER SHARE                     $        (.45)         $       (.10)        $        (.55)
                                                         ==============         =============        ==============


WEIGHTED AVERAGE SHARES - BASIC AND DILUTED
                                                             5,032,340             5,032,340             5,032,340
                                                         ==============         =============        ==============


 See accompanying notes to proforma condensed consolidated financial statements.

                  DYNATEC INTERNATIONAL, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                                       Pro Forma
                                                                                                      for sale of
                                                           Historical                                 home storage
                                                         for the twelve                                   and
                                                          months ended            Pro Forma          organization
                                                            12/31/99             Adjustments           division
                                                         --------------         -------------        --------------

PRODUCT SALES                                            $  14,770,244          $ (3,802,760)(b)     $  10,967,484
COST OF SALES                                               (9,647,770)           (2,678,577)(b)        (6,969,193)
                                                         --------------         -------------        --------------

       Gross Margin                                          5,122,474            (1,124,183)            3,998,291
                                                         --------------         -------------        --------------

OPERATING COSTS AND EXPENSES:
    Selling expenses                                         4,089,515              (704,763)(b)         3,384,752
    General and administrative                               3,458,644               (33,964)(b)         3,424,680
    Research and development                                   170,247                     -               170,247
                                                         --------------         -------------        --------------

       Total operating costs and expenses                    7,718,406              (738,727)            6,979,679
                                                         --------------         -------------        --------------

          Loss from operations                              (2,595,932)             (385,456)           (2,981,388)
                                                         --------------         -------------        --------------

OTHER INCOME (EXPENSE):
    Interest expense                                          (888,992)                    -              (888,992)
    Other income (expense)                                       7,379                     -                 7,379
                                                         --------------         -------------        --------------

       Total other income (expense)                           (881,613)                    -              (881,613)
                                                         --------------         -------------        --------------

          Income (loss) before income tax provision         (3,477,545)             (385,456)           (3,863,001)

INCOME TAX PROVISION                                                 -                     -                     -
                                                         --------------         -------------        --------------

          Net income (loss)                              $  (3,477,545)         $   (385,456)        $  (3,863,001)
                                                         ==============         =============        ==============


BASIC AND DILUTED NET LOSS PER SHARE                     $       (1.03)         $       (.11)        $       (1.14)
                                                         ==============         =============        ==============

WEIGHTED AVERAGE SHARES - BASIC AND DILUTED                  3,384,598             3,384,598             3,384,598
                                                         ==============         =============        ==============










See accompanying notes to pro forma condensed consolidated financial statements.

                  DYNATEC INTERNATIONAL, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                   BALANCE SHEET AND STATEMENTS OF OPERATIONS

     The following pro forma adjustments are required to present the financial position of Dynatec International, Inc. at September 30, 2000 (reflected in the Unaudited Pro Forma Condensed Consolidated Balance Sheet), as though the sale of the home storage and organization division occurred on September 30, 2000, and the results of operations of Dynatec International, Inc. for the twelve and nine months ended December 31, 1999 and September 30, 2000 respectively (reflected in the Unaudited Pro Forma Condensed Consolidated Statements of Operations), as though the sale of the home storage and organization division occurred on January 1, 1999. The following adjustments are based on available information and on certain assumptions which management believes are reasonable.

        (a) Reflects the disposition of the net assets of the home storage and organization division that were sold.

        (b) Reflects the net revenue and expenses attributable to the home storage and organization division that was sold.

        (c) Reflects the receipt of $495,333 received by the company, $430,000 paid directly to the Company's lending institution and $651,164 of liabilities assumed by the buyer as a result of the sale of the home storage and organization division.

        (d) Reflects the $1,108,737 realized gain on the sale of the home storage and organization division calculated as follows:

                          Total sales price                  $ 1,576,497
                          Book value of equipment sold          (191,272)
                          Inventory sold                        (276,488)
                                                             -------------
                          Gain on sale                         1,108,737


     The unaudited pro forma condensed statements of operations for Dynatec International, Inc. and subsidiaries do not include the effect of the estimated gain arising from this disposition as it is a material non-recurring event. This gain will be calculated and included in the actual condensed consolidated statement of operations for the year ended December 31, 2000.

         (c)      Exhibits:

                  10.1 Asset Purchase Agreement dated November 22, 2000, incorporated by reference from Current Report on Form 8-K filed December 7, 2000.

                  99.1 Press release dated November 27, 2000, , incorporated by reference from Current Report on Form 8-K filed December 7, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2000


DYNATEC INTERNATIONAL, INC.




By:  /s/ Frederick W. Volcansek, Sr.
   -------------------------------------------------
         Frederick W. Volcansek, Sr.
         Chairman and Chief Executive Officer